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                                                                  Exhibit 10.5

                            COGNITRONICS CORPORATION
                           1997 EXECUTIVE BONUS PLAN
Part A

Participants: President and Treasurer

The bonus for each is to be calculated as follows:

                                               Amount Earned
                                               -------------
Range of Operating
    Income(1)                    President                Treasurer
------------------               ---------                ---------
Under $1.0 million         2% of Operating Income    1% of Operating Income

$1.0 million to             $20,000 plus 3% of       $10,000 plus 1 1/4% of
 $1.9 million               Operating Income in      Operating Income in
                            excess $1.0 of million   excess of $1.0 millon

$2.0 million to             $50,000 plus 4% of       $22,500 plus 1 1/2% of
 $2.9 million               Operating Income in      Operating Income in
                            excess of $2.0 million   excess of $2.0 million

$3.0 million and over       $90,000 plus 5% of       $37,500 plus 2% of
                            Operating Income in      Operating Income in
                            excess of $3.0 million   excess of $3.0 million

(1) Operating Income for Part A is consolidated income before income taxes exclusive of executive bonus expense and special or non-recurring income or expense.

Part B

Participants: Vice President - Sales, Vice President - Engineering and Vice President - Manufacturing

The bonus pool is to be calculated as follows:

Range of Operating Income(2)                       Bonus Pool
----------------------------                       ----------
Under $.5 million                         3% of Operating Income

$.5 million to $..99 million              $15,000 plus 5% of Operating Income
                                           in excess of $.5 million

$1.0 million and over                     $40,000 plus 6% of Operating Income
                                           in excess of $1.0 million

The Part B bonus pool is to be allocated among the participants by the Compensation Committee after reviewing the written recommendations of the President.

(2) Operating Income for Part B is income before income taxes of domestic operations exclusive of executive bonus expense and extraordinary, special or non-recurring income or expense.